Diamond Hill Securitized Credit Fund

Supplement dated December 13, 2024 to the Prospectus Dated September 30, 2024

On December 10, 2024, the Diamond Hill Securitized Credit Fund received an exemptive order from the SEC permitting it, among other things, to: (i) designate multiple classes of Shares; (ii) impose an early withdrawal fee on certain classes of Shares; and (iii) impose an asset-based sales charge and/or distribution/service fee on certain classes of Shares. Accordingly, effective December 13, 2024, the Diamond Hill Securitized Credit Fund began offering Class I Shares (DHCIX), in addition to Class R Shares (DSCRX). Effective December 13, 2024, all references to the availability of shares shall include both Class I Shares and Class R Shares. In addition, all references to the pending application for exemptive relief shall be deleted.

The disclosure under heading Investment Adviser on page 3 shall be deleted and replaced with the following:

The Fund received an exemptive order from the SEC permitting it, among other things, to: (i) designate multiple classes of Shares; (ii) impose an early withdrawal fee on certain classes of Shares; and (iii) impose an asset-based sales charge and/or distribution/service fee on certain classes of Shares. Accordingly, in the future, the Fund could impose an early withdrawal fee, a front-end sales charge or, subject to Shareholder approval, a distribution/service fee on the Shares to which this Prospectus relates. Any additional charges applied to the Shares would only apply to Shares purchased after the additional charge is adopted and disclosed in the Prospectus.

The following disclosure under heading Share Classes on page 10 shall be deleted:

The Fund has applied for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Shares, to impose asset-based distribution fees, and to assess an early withdrawal charge. There is no assurance, however, that the relief will be granted. At present, only Class R Shares are available for purchase. Upon receiving the exemptive relief, the Fund will also offer Class A Shares and Class I Shares, and may offer additional classes of Shares in the future. Class A Shares and Class I Shares will not be offered to investors until the exemptive relief is obtained.

The table titled Outstanding Securities on page 44 shall be deleted and replaced with the following:

Outstanding Securities

The following table sets forth information about the Fund’s outstanding Shares as of December 13, 2024:

Title of Shares of Beneficial Interest	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares	Unlimited	None	None
Class I Shares	Unlimited	None	1,490
Class R Shares	Unlimited	None	5,018,532

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE